Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
We recognize loss contingencies in the Consolidated Financial Statements where it is probable that an outflow of economic benefits will be required to settle an obligation, and the amount is reasonably estimable.
Legal Proceedings
SFL Hercules Ltd
On March 5, 2023, Seadrill was served with a claim from SFL Hercules Ltd., filed in the Oslo District Court in Norway, relating to our redelivery of the rig West Hercules to SFL in December 2022. In its petition, SFL claims that the rig was not redelivered in the condition required under our contract with SFL. SFL, in its initial and supplemental pleadings, seeks damages in the amount of approximately NOK588 million (approximately $55 million as of June 30, 2024). The court hearing is scheduled to begin in August 2024 and is expected to last for eight weeks. We continue to assess the claim and intend to vigorously defend our position.
Sonadrill fees claim
In March 2023, Seadrill was served with a claim from an individual (the “Claimant”) filed in the High Court of Justice, Business and Property Courts of England and Wales, King’s Bench Division, Commercial Court. The Claimant alleges breach of contract and unjust enrichment damages of approximately $72 million related to an alleged failure by the Company to pay the Claimant a fee for services in arranging the Sonadrill joint venture. We do not believe that the Claimant is entitled to the fee claimed and intend to vigorously defend our position.
Nigerian Cabotage Act litigation
In November 2015, the Nigerian Maritime Administration and Safety Agency ("NMASA") issued a detention in respect of the rig West Capella for failure to comply with requirements of the Coastal and Inland Shipping (Cabotage) Act 2003 (the "Cabotage Act"), specifically, failure to pay a Cabotage fee of 2% on contract revenue. While the named party is Seadrill Mobile Units Nigeria Ltd (previously an Aquadrill entity, acquired by Seadrill upon the merger of Seadrill and Aquadrill) ("SMUNL"), the matter relates to three rigs: the West Capella, West Saturn and West Jupiter. SMUNL commenced proceedings in May 2016 against the Honourable Minister for Transportation, the Attorney General of the Federation and NMASA with respect to interpretation of the Cabotage Act. On June 14, 2019, the Federal High Court of Nigeria delivered a judgement finding that: (1) Drilling operations fall within the definition of "Coastal Trade" or "Cabotage" under the Cabotage Act and (2) Drilling Rigs fall within the definition of "Vessels" under the Cabotage Act. On the basis of this decision, SMUNL and Seadrill were required to deduct 2%, or approximately $69 million, of their contract value and remit the same to NMASA. On June 24, 2019, the Court of Appeals sitting in Lagos ("COA") issued a conflicting judgment in Transocean Support Services Nigeria & Ors v NIMASA & Anor, finding drilling rigs cannot be deemed vessels under the Cabotage Act pending appeal. Due to the volume of cases currently being handled by the COA, the Registry of the COA is yet to schedule the hearing date for the appeal. We anticipate a decision in 2024. Although we intend to strongly pursue this appeal, we cannot predict the outcome of this case.
Brazil tax audit
Seadrill Serviços de Petróleo Ltda ("Seadrill Brazil") has a long-standing tax audit relating to years 2009 and 2010, which is being litigated through the Brazilian courts. The initial court ruled in favor of Seadrill Brazil, but the appellate court reversed the lower court decision in September 2023 and ruled in favor of the tax authorities, assessing a tax and interest thereon of approximately $59 million and $9 million, respectively. We will vigorously defend our position and, in the first quarter of 2024, our appeal was admitted by the higher courts, but the ultimate timing and outcome of this litigation cannot be determined. There are additional open cases relating to 2012, 2016, and 2017, where a similar principle is being contested, which are at various stages through the courts, for an aggregate assessed amount, including tax and interest, of approximately $77 million.
In order to litigate the tax audit relating to years 2009 and 2010, Seadrill Brazil has entered into an agreement for an insurance bond of BRL396 million ($71 million as of June 30, 2024), which is supported by a parent company guarantee.
Other matters
In addition to the foregoing, from time to time we are a named defendant or party in certain other lawsuits, claims or proceedings arising in the ordinary course of business or in connection with our acquisition and disposal activities. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty, and the amount of any liability that could arise with respect to such lawsuits or other proceedings cannot be predicted accurately, we do not expect these matters to have a material adverse effect on our financial position, operating results and cash flows.
Guarantees
We have issued performance guarantees for potential liabilities that may result from drilling activities under current or previously managed rig arrangements with Sonadrill and Northern Ocean. As of June 30, 2024, we had not recognized any liabilities for these guarantees as we do not consider it probable that the guarantees will be called. The guarantees provided on behalf of Sonadrill have been capped at $1.1 billion (December 31, 2023: $1.1 billion), in the aggregate, across the three rigs operating in the joint venture on three active, and one future, contract. The guarantees provided on behalf of Northern Ocean have been capped at $100 million (December 31, 2023: $100 million).